UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 2, 2019

Date of Report (Date of earliest event reported)

Orisun Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39014	83-2479505
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 Madison Avenue, Room 543 New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 220-3541

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, $0.00001 par value, one Redeemable Warrant to acquire one-half of one share of Common Stock, and one Right to acquire one-tenth (1/10) of a share of Common Stock	ORSNU	NASDAQ Capital Market
Common Stock	ORSN	NASDAQ Capital Market
Warrants	ORSNW	NASDAQ Capital Market
Rights	ORSNR	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 2, 2019, the registration statement (File No. 333-232356) (the “Registration Statement”) relating to the initial public offering (“IPO”) of Orisun Acquisition Corp. (the “Company”) was declared effective by the Securities and Exchange Commission. In connection therewith, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

●	An Underwriting Agreement, dated August 2, 2019, by and between the Company and Chardan Capital Markets, LLC (“Chardan”), as representative of the underwriters;

●	A Warrant Agreement, dated August 2, 2019, by and between the Company and American Stock Transfer & Trust Company, LLC;

●	A Rights Agreement, dated August 2, 2019, by and between the Company and American Stock Transfer & Trust Company, LLC;

●	Letter Agreements, dated August 2, 2019, by and between the Company and each of the initial stockholders, officers and directors of the Company;

●	An Investment Management Trust Agreement, dated August 2, 2019, by and between the Company and American Stock Transfer & Trust Company, LLC;

●	A Stock Escrow Agreement, dated August 2, 2019, by and among the Company, American Stock Transfer & Trust Company, LLC and each of the initial stockholders of the Company; and

●	A Registration Rights Agreement, dated August 2, 2019, by and among the Company, the initial stockholders of the Company and Chardan.

On August 6, 2019, the Company consummated the IPO of 4,000,000 units (the “Units). Each Unit consists of one share of common stock (“Common Stock”), one warrant (“Warrant”) entitling its holder to purchase one-half of one share of Common Stock at a price of $11.50 per whole share, and one right to receive one-tenth (1/10) of one share of Common Stock upon the consummation of an initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $40,000,000. The underwriters were granted a 45-day option to purchase up to an additional 600,000 Units to cover over-allotments, if any.

In addition, the Company sold to Chardan, for $100, an option to purchase up to 300,000 units exercisable at $11.50 per unit pursuant to the Unit Purchase Option agreement as set forth in Exhibit 4.3, commencing on the later of the consummation of a business combination and six months from the effective date of the Registration Statement.

As of August 6, 2019, a total of $40,000,000 of the net proceeds from the IPO and the Private Placement (as defined below) were deposited in a trust account established for the benefit of the Company’s public shareholders. An audited balance sheet as of August 6, 2018 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within 4 business days of the consummation of the IPO.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) with its sponsor and Chardan Capital Markets, LLC, of 220,000 units (the “Private Units”) at a price of $10.00 per Private Unit, generating total proceeds of $2,220,000.

The Private Units are identical to the Units (as defined above) sold in the IPO except that the warrants included in the Private Units will be non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by the initial purchasers or their permitted transferees. Additionally, the holders of the Private Units have agreed to certain restrictions on the Private Units, as described in the Registration Statement. Additionally, such holders agreed not to transfer, assign or sell any of the Private Units or underlying securities (except in limited circumstances, as described in the Registration Statement) until the completion of the Company’s initial business combination. The holders were granted certain demand and piggyback registration rights in connection with the Private Units.

The Private Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transaction did not involve a public offering.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On August 2, 2019, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation in the State of Delaware, effective the same day. The terms of the Amended and Restated Certificate of Incorporation is set forth in the Registration Statement and is incorporated herein by reference. A copy of the Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 2, 2019, by and between the Registrant and Chardan Capital Markets, LLC

3.1	Amended and Restated Certificate of Incorporation

4.1	Warrant Agreement, dated August 2, 2019, by and between American Stock Transfer & Trust Company, LLC and the Registrant

4.2	Rights Agreement, dated August 2, 2019, by and between American Stock Transfer & Trust Company, LLC and the Registrant

4.3	Unit Purchase Option, dated August 6, 2019, between Registrant and Chardan Capital Markets, LLC

10.1	Letter Agreements, dated August 2, 2019, among the Registrant and the Registrant’s Officers and Directors

10.2	Investment Management Trust Agreement, dated August 2, 2019, by and between American Stock Transfer & Trust Company, LLC and the Registrant

10.3	Stock Escrow Agreement, dated August 2, 2019, among the Registrant, American Stock Transfer & Trust Company, LLC and the Initial Stockholders

10.4	Registration Rights Agreement, dated August 2, 2019, by and among the Registrant, the Initial Stockholders, and Chardan Capital Markets, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 7, 2019

ORISUN ACQUISITION CORP.

By:	/s/ Wei Chen
Name:	Wei Chen
Title:	Chief Executive Officer

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